SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event) November 15, 2004

BELDEN & BLAKE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-20100	34-1686642

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Stoneham Road, North Canton, Ohio	44720

(Address of principal executive offices)	(Zip Code)

(330) 499-1660

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1 News Release

Item 2.02 Results of Operations and Financial Condition

     On November 15, 2004, we issued a news release announcing our third quarter 2004 results. It also includes updated information on our 2004 outlook. We caution you that our outlook is given as of November 15, 2004 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available. A copy of the news release is attached as Exhibit 99.1.

     This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in this Current Report on Form 8-K other than under Item 2.02 hereof.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number and Description

99.1 News Release dated November 15, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004	BELDEN & BLAKE CORPORATION (Registrant)
	By:	/s/ Robert W. Peshek
Robert W. Peshek, Senior Vice President
and Chief Financial Officer